Exhibit 10.1

EXECUTION VERSION

TENTH AMENDMENT TO AMENDED AND RESTATED

REVOLVING CREDIT, TERM LOAN AND SECURITY AGREEMENT

THIS TENTH AMENDMENT TO AMENDED AND RESTATED REVOLVING CREDIT, TERM LOAN AND SECURITY AGREEMENT (this “Amendment”) is made and entered into effective September 29, 2017 (the “Effective Date”), by and among FLOTEK INDUSTRIES, INC., a corporation organized under the laws of the State of Delaware (“Holdings”), FLOTEK CHEMISTRY, LLC, a limited liability company organized under the laws of the State of Oklahoma (“Flotek Chemistry”), CESI MANUFACTURING, LLC, a limited liability company organized under the laws of the State of Oklahoma (“CESI Manufacturing”), MATERIAL TRANSLOGISTICS, INC., a corporation organized under the laws of the State of Texas (“MTI”), TELEDRIFT COMPANY, a corporation organized under the laws of the State of Delaware (“Teledrift”), TURBECO, INC., a corporation organized under the laws of the State of Texas (“Turbeco”), USA PETROVALVE, INC., a corporation organized under the laws of the State of Texas (“USA Petrovalve”), FLORIDA CHEMICAL COMPANY, INC., a corporation organized under the laws of the State of Delaware (“Florida Chemical”), SITELARK LLC, a limited liability company organized under the laws of the State of Texas (“Sitelark”), FLOTEK ECUADOR MANAGEMENT LLC, a limited liability company organized under the laws of the State of Texas (“Ecuador Management”), FLOTEK ECUADOR INVESTMENTS LLC, a limited liability company organized under the laws of the State of Texas (“Ecuador Investments”), FLOTEK EXPORT, INC., a corporation organized under the laws of the State of Texas (“Export”), ECLIPSE IOR SERVICES, LLC, a limited liability company organized under the laws of the State of Texas (“EOGA”), FRACMAX ANALYTICS, LLC, a limited liability company organized under the laws of the State of Texas (“Fracmax”), FC PRO, LLC, a limited liability company organized under the laws of the State of Delaware (“FC PRO”), FLOTEK HYDRALIFT, INC., a corporation organized under the laws of the State of Texas (“Hydralift”; and together with Holdings, Flotek Chemistry, CESI Manufacturing, MTI, Teledrift, Turbeco, USA Petrovalve, Florida Chemical, Sitelark, Ecuador Management, Ecuador Investments, Export, EOGA, Fracmax and FC PRO, collectively, the “Borrowers” and each individually, a “Borrower”), the financial institutions which are now or which hereafter become a party thereto (collectively, the “Lenders” and each individually a “Lender”), and PNC BANK, NATIONAL ASSOCIATION (“PNC”), as a Lender and as agent for Lenders (in such capacity, “Agent”).

PRELIMINARY STATEMENTS

A.    Borrowers, Lenders and Agent are parties to that certain Amended and Restated Revolving Credit, Term Loan and Security Agreement dated May 10, 2013, as amended by that certain First Amendment to Amended and Restated Revolving Credit, Term Loan and Security Agreement, dated as of December 31, 2013, that certain Second Amendment to Amended and Restated Revolving Credit, Term Loan and Security Agreement, dated as of December 5, 2014, that certain Third Amendment to Amended and Restated Revolving Credit, Term Loan and Security Agreement, dated as of June 19, 2015, that certain Fourth Amendment to Amended and Restated Revolving Credit, Term Loan and Security Agreement, dated as of July 21, 2015, that certain Fifth Amendment to Amended and Restated Revolving Credit, Term Loan and Security

Agreement, dated as of March 31, 2016, that certain Sixth Amendment to Amended and Restated Revolving Credit, Term Loan and Security Agreement, dated as of November 2, 2016, that certain Seventh Amendment to Amended and Restated Revolving Credit, Term Loan and Security Agreement and Sixth Amendment to Amended and Restated Revolving Credit, Term Loan and Security Agreement, effective as of March 31, 2017, that certain Eighth Amendment to Amended and Restated Revolving Credit, Term Loan and Security Agreement, effective as of June 7, 2017 and that certain Ninth Amendment to Amended and Restated Revolving Credit, Term Loan and Security Agreement, dated as of July 1, 2017 (as it may be further amended, restated, supplemented, or otherwise modified from time to time, the “Credit Agreement”); and

B.    Borrowers have requested that Agent and the Lenders make certain amendments to the Credit Agreement; and

C.    Subject to the terms and conditions set forth herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Agent and the Lenders are willing to make certain amendments to the Credit Agreement, all as set forth herein.

NOW, THEREFORE, in consideration of the premises herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties, intending to be legally bound, agree as follows:

ARTICLE I

DEFINITIONS

1.01    Capitalized terms used in this Amendment are defined in the Credit Agreement, as amended hereby, unless otherwise stated.

ARTICLE II

AMENDMENT

2.01    Amendments to Section 1.2 – Amended Definitions. Effective as of the Effective Date, the definitions of “Maximum Loan Amount”, “Maximum Revolving Advance Amount” and “Permitted Loans” set forth in Section 1.2 are hereby deleted in their entirety and replaced with the following:

“Maximum Loan Amount” shall mean $75,000,000 plus any increases in accordance with Section 2.24.

“Maximum Revolving Advance Amount” shall mean $75,000,000 plus any increases in accordance with Section 2.24.

“Permitted Loans” shall mean (a) the extension of trade credit by a Borrower to its Customer(s), in the Ordinary Course of Business in connection with a sale of Inventory or rendition of services, in each case on open account terms; (b) loans to employees in the Ordinary Course of Business not to exceed as to all such loans the aggregate amount of $100,000 at any time outstanding; (c) loans to Flotek Industries

Holding Limited, Flotek Industries UK Limited, Flotek Technologies ULC, Flotek Chemical Ecuador CIA LTDA, Petrovalve International, Inc. or Flotek Industries, FZE in an aggregate amount not to exceed $5,000,000 in any fiscal year; provided, however: (i) any such loan to Flotek Industries UK Limited is evidenced by an intercompany promissory note in form and substance acceptable to Agent in its Permitted Discretion (the “Intercompany Note”); (ii) Flotek Industries UK Limited, simultaneously with the making of such Intercompany Note, grants Holdings a Lien to secure its obligations under the Intercompany Note pursuant to a security agreement or similar document in form and substance acceptable to Agent in its Permitted Discretion (the “Intercompany Security Agreement”); (iii) Holdings perfects each Lien granted under the Intercompany Security Agreement; and (iv) Holdings assigns pursuant to an assignment agreement in form and substance satisfactory to Agent in its Permitted Discretion to Agent for the benefit of itself and the Lenders, the Intercompany Note, the Intercompany Security Agreement and each Lien granted pursuant to the Intercompany Security Agreement, including all recording and filing instruments evidencing any such Lien; (d) loans by Flotek Industries Holding Limited, Flotek Industries UK Limited and/or Flotek Technologies ULC to fund the Omani Investment; (e) loans by Holdings to CoilChem Water Technologies, LLC, not to exceed a maximum aggregate amount of $400,000 and so long as collaterally assigned to Agent for the benefit of the Secured Parties, acceptable to Agent in its Permitted Discretion; (f) loans by Holdings to Resurgence Resources Group, LLC, not to exceed a maximum aggregate amount of $1,000,000 and so long as collaterally assigned to Agent for the benefit of the Secured Parties, acceptable to Agent in its Permitted Discretion; (g) loans to Credit Parties to the extent permitted by clause (e) of the definition of Permitted Indebtedness and (h) loans to Persons (other than any Subsidiary or other Affiliate of any Borrower) not to exceed an aggregate maximum amount of $2,500,000, less amounts outstanding due to the operation of clauses (e) and (f) above, and provided that before and after giving effect to the making of any such individual loan, Borrowers have Undrawn Availability of at least $15,000,000.

2.02    Amendment to Section 1.2 – Deleted Definitions. Effective as of the Effective Date, the definition of “Availability Block” set forth in Section 1.2 is hereby deleted in its entirety.

2.03    Amendment to Section 1.2 – New Definitions. Effective as of the Effective Date, the following new definitions of “Tenth Amendment” and “Tenth Amendment Effective Date” shall be added to Section 1.2 in the proper alphabetic order:

“Tenth Amendment” shall mean that certain Tenth Amendment to Amended and Restated Revolving Credit, Term Loan and Security Agreement dated as of the Tenth Amendment Effective Date, by and among, Borrowers, Agent and Lender.

“Tenth Amendment Effective Date” shall mean September 29, 2017.

2.04    Amendment to Section 2.1(a). Effective as of the Effective Date, Section 2.1(a) is hereby amended and restated in its entirety to read as follows:

(a)    Amount of Revolving Advances. Subject to the terms and conditions set forth in this Agreement specifically including Section 2.1(b), each Lender, severally and not jointly, will make Revolving Advances to Borrowers in aggregate amounts outstanding at any time equal to such Lender’s Revolving Commitment Percentage of the lesser of (x) the Maximum Revolving Advance Amount, less the outstanding amount of Swing Loans, less the aggregate Maximum Undrawn Amount of all outstanding Letters of Credit or (y) an amount equal to the sum of:

(i)    the sum of (a) up to 85%, subject to the provisions to Section 2.1(b) hereof (the “Receivables Advance Rate”), of Eligible Receivables, other than Eligible Insured Foreign Receivables, plus (b) the lesser of (x) up to the Receivables Advance Rate times Eligible Insured Foreign Receivables and (y) $10,000,000, plus

(ii)    up to the lesser of (A) seventy-percent (70%), subject to the provisions to Section 2.1(b) hereof, of the Eligible Inventory, (B) eighty-five percent (85%), subject to the provisions to Section 2.1(b) hereof, of the value percentage of the appraised net orderly liquidation value of Eligible Inventory (as evidenced by an Inventory appraisal satisfactory to Agent in its sole discretion exercised in good faith) and (C) $52,000,000 in the aggregate at any one time (“Inventory Advance Rate” and together with the Receivables Advance Rate, collectively, the “Advance Rates”), minus

(iii)    the aggregate Maximum Undrawn Amount of all outstanding Letters of Credit, minus

(iv)    such reserves as Agent may deem proper and necessary in the exercise of its Permitted Discretion from time to time.

The amount derived from the sum of (x) Sections 2.1(a)(y)(i) and (ii) minus (y) Section 2.1(a)(y)(iv) at any time and from time to time shall be referred to as the “Formula Amount”. Subject to the provisions of Section 2.1(b), the Formula Amount applicable at any time shall be calculated as set forth in the Borrowing Base Certificate delivered pursuant to Section 9.2 and approved by Agent in its sole discretion. The Revolving Advances shall be evidenced by one or more secured promissory notes, substantially in the form attached hereto as Exhibit 2.1(a) (as the same may be amended, amended and restated, renewed, replaced, supplemented and/or otherwise modified from time to time, collectively, the “Revolving Credit Note”).

2.05    Amendment to Section 2.24(a)(iv). Effective as of the Effective Date, Section 2.24(a)(iv) is hereby deleted in its entirety and replaced with the following:

(iv)    After giving effect to such increase, the Maximum Revolving Advance Amount shall not exceed $90,000,000;

2.06    Amendment to Section 6.5(b). Effective as of the Effective Date, Section 6.5(b) is hereby deleted in its entirety and replaced with the following:

(b)    Leverage Ratio. Cause to be maintained, a ratio of Funded Debt to Adjusted EBITDA, of not greater than: (i) 5.0 to 1.00, measured as of September 30,

2017, for the three (3) fiscal quarter period then ending; (ii) 4.50 to 1.00, measured as of December 31, 2017, for the four (4) fiscal quarter period then ending; (iii) 4.00 to 1.00, measured as of March 31, 2018 for the four (4) fiscal quarter period then ending; (iv) 3.50 to 1.00, measured as of June 30, 2018, for the four (4) fiscal quarter period then ending; and (v) 3.00 to 1.00, measured as of September 30, 2018 and as of the last day of each fiscal quarter thereafter, in each case, for the four (4) fiscal quarter period then ending; provided, that (i) for the two (2) fiscal quarter period ending June 30, 2017, Adjusted EBITDA shall be multiplied by 2 and (ii) for the three (3) fiscal quarter period ending September 30, 2017, Adjusted EBITDA shall be multiplied by 4/3.

2.07    Amendment to Section 6.5(d). Effective as of the Effective Date, Section 6.5(d) is hereby deleted in its entirety and replaced with the following:

(d)    [Reserved].

2.08    Amended to Section 7.6. Effective as of the Effective Date, Section 7.6 is hereby deleted in its entirety and replaced with the following:

7.6.    Capital Expenditures. Contract for, purchase or make any expenditure or commitments for Capital Expenditures in: (x) fiscal year 2017 in an aggregate amount in excess of (i) $15,000,000, if Undrawn Availability is less than $15,000,000 (measured at month-end for the month in which such Capital Expenditure occurred and again at fiscal year-end), or (ii) $20,000,000, if Undrawn Availability is greater than or equal to $15,000,000 (measured at month-end for the month in which such Capital Expenditure occurred and again at fiscal year-end); and (y) fiscal year 2018 and each fiscal year thereafter in an aggregate amount in excess of (i) $20,000,000, if Undrawn Availability is less than $15,000,000 (measured at month-end for the month in which such Capital Expenditure occurred and again at fiscal year-end), or (ii) $26,000,000, if Undrawn Availability is greater than or equal to $15,000,000 (measured at month-end for the month in which such Capital Expenditure occurred and again at fiscal year-end). For purposes of this Section 7.6, the amount of “lost in hole” revenue of Borrowers shall be subtracted from the amounts deemed or paid for Capital Expenditures.

2.09    Amended to Section 7.7. Effective as of the Effective Date, Section 7.7 is hereby deleted in its entirety and replaced with the following:

7.7.    Dividends. Declare, pay or make any dividend or distribution on any shares of the common stock or preferred stock of any Borrower that is a corporation (other than dividends or distributions payable in its stock, or split-ups or reclassifications of its stock) or apply any of its funds, property or assets to the purchase, redemption or other retirement of any common or preferred stock, or of any options to purchase or acquire any such shares of common or preferred stock of any Borrower that is a corporation, other than dividends paid to another Borrower; provided that Holdings may repurchase or redeem up to $35,000,000 in shares of the issued common stock or preferred stock of Holdings so long as immediately prior to and after giving effect to any such repurchase or redemption of (x) up to and including $25,000,000 in shares of the issued common stock or preferred stock of Holdings, (i) no Default or Event of Default shall have occurred or result therefrom, (ii) Borrowers’ pro forma Undrawn Availability shall be greater than $10,000,000 based on the month-end Borrowing Base Certificate delivered by Borrowers to Agent for the month most recently ended and (iii) immediately prior to or simultaneously with such repurchase or redemption, Borrowers shall deliver a certificate signed by an authorized officer of Borrowers certifying that the matters in clauses (x)(i) and (x)(ii) above have been satisfied and (y) greater than $25,000,000 up to and including $35,000,000 in shares of the issued common stock or preferred stock of Holdings (i) no Default or Event of Default shall have occurred or result therefrom, (ii) Borrowers’ pro forma Undrawn Availability shall be greater than $20,000,000 based on the month-end Borrowing Base Certificate delivered by Borrowers to Agent for the month most recently ended and (iii) immediately prior to or simultaneously with such repurchase or redemption, Borrowers shall deliver a certificate signed by an authorized officer of Borrowers certifying that the matters in clauses (y)(i) and (y)(ii) above have been satisfied.

2.10    Amendment to Section 13.1. Effective as of the Effective Date, Section 13.1 is hereby deleted in its entirety and replaced with the following:

13.1    Term. This Agreement, which shall inure to the benefit of and shall be binding upon the respective successors and permitted assigns of each Borrower, Agent and each Lender, shall become effective on the date hereof and shall continue in full force and effect until May 10, 2022 (the “Term”) unless sooner terminated as herein provided.

ARTICLE III

CONDITIONS PRECEDENT

3.01    Conditions to Effectiveness. The effectiveness of this Amendment is subject to the satisfaction of the following conditions precedent, unless specifically waived in writing by Agent:

(a)    Agent shall have received the following documents or items, each in form and substance satisfactory to Agent and its legal counsel:

(i)    this Amendment duly executed by each Borrower;

(ii)    the Fifth Amended and Restated Revolving Credit Note (“5th A&R Note”);

(iii)    $380,000 amendment fee, which shall be fully earned and nonrefundable as of the date hereof, which fee shall be distributed ratably amongst the Lenders;

(iv)    the Second A&R Fee Letter executed by each Borrower (“Second A&R Fee Letter”);

(v)    the executed legal opinion of Doherty & Doherty LLP in form and substance satisfactory to Agent, which opinion shall cover such matters incident to the transactions contemplated by this Amendment, the 5th A&R Note, the Second A&R Fee Letter, the Other Documents and related agreements as Agent may reasonably require and Borrowers hereby authorize and direct such counsel to deliver such opinions to Agent and Lenders;

(vi)    all other documents Agent may reasonably request with respect to any matter relevant to this Amendment or the transactions contemplated hereby; and

(vii)    all other fees, costs and expenses owed to or incurred by Agent and Lenders arising in connection with the Credit Agreement, the Other Documents, or this Amendment.

(b)    The representations and warranties contained herein and in the Credit Agreement and the Other Documents, as each is amended hereby, shall be true and correct as of the date hereof, as if made on the date hereof; and

(c)    No Default or Event of Default shall have occurred and be continuing.

3.02    Conditions Subsequent. The effectiveness of this Amendment shall also be subject to the Borrowers’ delivery to Lender of the following items on or before the applicable date set forth below:

(a)    within fifteen (15) days after the Effective Date, or within such longer period as the Agent may agree at its sole option, executed legal opinion of Phillips Murrah P.C., as required by Agent, in form and substance reasonably satisfactory to Agent which shall cover such matters incident to the transactions contemplated by this Amendment, the 5th A&R Note, the Second A&R Fee Letter, the Other Documents and related agreements as Agent may reasonably require and Borrowers hereby authorize and direct such counsel to deliver such opinions to Agent and Lenders.

3.03    No Waiver. Nothing contained in this Amendment shall be construed as a waiver by Agent or any Lender of any covenant or provision of the Credit Agreement (as amended hereby), the Other Documents, this Amendment, or of any other contract or instrument between any Borrower and Agent or any Lender, and the failure of Agent or any Lender at any time or times hereafter to require strict performance by any Borrower of any provision thereof shall not waive, affect or diminish any right of Agent to thereafter demand strict compliance therewith. Agent and each Lender hereby reserve all rights granted under the Credit Agreement, the Other Documents, this Amendment and any other contract or instrument between any Borrower, Lenders and Agent.

ARTICLE IV

RATIFICATIONS, REPRESENTATIONS, WARRANTIES AND OTHER AGREEMENTS

4.01    Ratifications. The terms and provisions set forth in this Amendment shall modify and supersede all inconsistent terms and provisions set forth in the Credit Agreement and the Other Documents, and, except as expressly modified and superseded by this Amendment, the terms and provisions of the Credit Agreement and the Other Documents are ratified and confirmed and shall continue in full force and effect. Each Borrower hereby agrees that all liens and security interest securing payment of the Obligations under the Credit Agreement are hereby collectively renewed, ratified and brought forward as security for the payment and performance of the Obligations. Each Borrower and Agent agree that the Credit Agreement and the Other Documents, as amended hereby, shall continue to be legal, valid, binding and enforceable in accordance with their respective terms.

4.02    Representations and Warranties with respect to Other Documents. Each Borrower hereby represents and warrants to Agent that (a) the execution, delivery and performance of this Amendment and any and all Other Documents executed and/or delivered in connection herewith have been authorized by all requisite corporate action on the part of each Borrower and will not violate the Articles or Certificate of Incorporation or By-Laws or the Certificate of Formation or Operating Agreement of any Borrower; (b) the representations and warranties contained in the Credit Agreement, as amended hereby, and the Other Documents are true and correct on and as of the date hereof and on and as of the date of execution hereof as though made on and as of each such date; (c) no Default or Event of Default under the Credit Agreement, as amended hereby, has occurred and is continuing, unless such Default or Event of Default has been specifically waived in writing by Agent; and (d) each Borrower is in full compliance with all covenants and agreements contained in the Credit Agreement and the Other Documents, as amended hereby.

ARTICLE V

MISCELLANEOUS PROVISIONS

5.01    Survival of Representations and Warranties. All representations and warranties made in the Credit Agreement or the Other Documents, including, without limitation, any document furnished in connection with this Amendment, shall survive the execution and delivery of this Amendment and the Other Documents, and no investigation by Agent or any closing shall affect the representations and warranties or the right of Agent to rely upon them.

5.02    Reference to Credit Agreement. Each of the Credit Agreement and the Other Documents, and any and all other agreements, documents or instruments now or hereafter executed and delivered pursuant to the terms hereof or pursuant to the terms of the Credit Agreement, as amended hereby, are hereby amended so that any reference in the Credit Agreement and such Other Documents to the Credit Agreement shall mean a reference to the Credit Agreement as amended hereby.

5.03    Expenses of Agent. Each Borrower jointly and severally agrees to pay on demand all reasonable costs and expenses incurred by Agent in connection with any and all amendments, modifications, and supplements to the Other Documents, including, without limitation, the costs and fees of Agent’s legal counsel, and all costs and expenses incurred by Agent in connection with the enforcement or preservation of any rights under the Credit Agreement, as amended hereby, or any Other Documents, including, without, limitation, the costs and fees of Agent’s legal counsel.

5.04    Severability. Any provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the provision so held to be invalid or unenforceable.

5.05    Successors and Assigns. This Amendment is binding upon and shall inure to the benefit of Agent, Lenders and each Borrower and their respective successors and assigns, except that no Borrower may assign or transfer any of its rights or obligations hereunder without the prior written consent of Agent.

5.06    Counterparts. This Amendment may be executed in one or more counterparts, each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same instrument.

5.07    Effect of Waiver. No consent or waiver, express or implied, by Lenders or Agent to or for any breach of or deviation from any covenant or condition by any Borrower shall be deemed a consent to or waiver of any other breach of the same or any other covenant, condition or duty.

5.08    Headings. The headings, captions, and arrangements used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment.

5.09    Applicable Law. THIS AMENDMENT AND ALL OTHER AGREEMENTS EXECUTED PURSUANT HERETO SHALL BE DEEMED TO HAVE BEEN MADE AND TO BE PERFORMABLE IN AND SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS.

5.10    Final Agreement. THE CREDIT AGREEMENT AND THE OTHER DOCUMENTS, EACH AS AMENDED HEREBY, REPRESENT THE ENTIRE EXPRESSION OF THE PARTIES WITH RESPECT TO THE SUBJECT MATTER HEREOF ON THE DATE THIS AMENDMENT IS EXECUTED. THE CREDIT AGREEMENT AND THE OTHER DOCUMENTS, AS AMENDED HEREBY, MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES. NO MODIFICATION, RESCISSION, WAIVER, RELEASE OR AMENDMENT OF ANY PROVISION OF THIS AMENDMENT SHALL BE MADE, EXCEPT BY A WRITTEN AGREEMENT SIGNED BY BORROWERS AND AGENT.

5.11    Release. EACH BORROWER HEREBY ACKNOWLEDGES THAT IT HAS NO DEFENSE, COUNTERCLAIM, OFFSET, CROSS-COMPLAINT, CLAIM OR DEMAND OF ANY KIND OR NATURE WHATSOEVER THAT CAN BE ASSERTED TO REDUCE OR ELIMINATE ALL OR ANY PART OF ITS LIABILITY TO REPAY ANY LOANS OR EXTENSIONS OF CREDIT FROM AGENT AND LENDERS TO SUCH BORROWER

UNDER THE CREDIT AGREEMENT OR THE OTHER DOCUMENTS OR TO SEEK AFFIRMATIVE RELIEF OR DAMAGES OF ANY KIND OR NATURE FROM LENDERS AND AGENT. EACH BORROWER HEREBY VOLUNTARILY AND KNOWINGLY RELEASES AND FOREVER DISCHARGES LENDERS, AGENT, THEIR PREDECESSORS, AGENTS, EMPLOYEES, SUCCESSORS AND ASSIGNS, FROM ALL POSSIBLE CLAIMS, DEMANDS, ACTIONS, CAUSES OF ACTION, DAMAGES, COSTS, EXPENSES, AND LIABILITIES WHATSOEVER, KNOWN OR UNKNOWN, ANTICIPATED OR UNANTICIPATED, SUSPECTED OR UNSUSPECTED, FIXED, CONTINGENT, OR CONDITIONAL, AT LAW OR IN EQUITY, ORIGINATING IN WHOLE OR IN PART ON OR BEFORE THE DATE THIS AMENDMENT IS EXECUTED, WHICH SUCH BORROWER MAY NOW OR HEREAFTER HAVE AGAINST LENDERS AND AGENT, THEIR PREDECESSORS, AGENTS, EMPLOYEES, SUCCESSORS AND ASSIGNS, IF ANY, AND IRRESPECTIVE OF WHETHER ANY SUCH CLAIMS ARISE OUT OF CONTRACT, TORT, VIOLATION OF LAW OR REGULATIONS, OR OTHERWISE, AND ARISING FROM ANY LOANS OR EXTENSIONS OF CREDIT FROM LENDERS AND AGENT TO SUCH BORROWER UNDER THE CREDIT AGREEMENT OR THE OTHER DOCUMENTS, INCLUDING, WITHOUT LIMITATION, ANY CONTRACTING FOR, CHARGING, TAKING, RESERVING, COLLECTING OR RECEIVING INTEREST IN EXCESS OF THE HIGHEST LAWFUL RATE APPLICABLE, THE EXERCISE OF ANY RIGHTS AND REMEDIES UNDER THE CREDIT AGREEMENT OR OTHER DOCUMENTS, AND NEGOTIATION FOR AND EXECUTION OF THIS AMENDMENT.

5.12    Guarantors Consent, Ratification and Release. Each of the undersigned Guarantors hereby consents to the terms of this Amendment, confirms and ratifies the terms of that certain Guaranty dated as of May 10, 2013 (the “FTK Guaranty”) executed by each of the undersigned in favor of Agent and the other Lenders. Each of the undersigned Guarantors acknowledges that its Guaranty is in full force and effect and ratifies the same, acknowledges that such undersigned has no defense, counterclaim, set-off or any other claim to diminish such undersigned’s liability under such documents, that such undersigned’s consent is not required to the effectiveness of the within and foregoing Amendment, and that no consent by any such undersigned is required for the effectiveness of any future amendment, modification, forbearance or other action with respect to the Obligations, the Collateral, or any of the Other Documents. EACH OF THE UNDERSIGNED HEREBY VOLUNTARILY AND KNOWINGLY RELEASES AND FOREVER DISCHARGES AGENT AND LENDERS, THEIR PREDECESSORS, AGENTS, EMPLOYEES, SUCCESSORS AND ASSIGNS, FROM ALL POSSIBLE CLAIMS, DEMANDS, ACTIONS, CAUSES OF ACTION, DAMAGES, COSTS, EXPENSES, AND LIABILITIES WHATSOEVER, KNOWN OR UNKNOWN, ANTICIPATED OR UNANTICIPATED, SUSPECTED OR UNSUSPECTED, FIXED, CONTINGENT, OR CONDITIONAL, AT LAW OR IN EQUITY, ORIGINATING IN WHOLE OR IN PART ON OR BEFORE THE DATE THIS AMENDMENT AND THIS CONSENT ARE EXECUTED, WHICH EACH SUCH UNDERSIGNED MAY NOW OR HEREAFTER HAVE AGAINST AGENT, DOCUMENTATION AGENT OR ANY LENDER, THEIR PREDECESSORS, AGENTS, EMPLOYEES, SUCCESSORS AND ASSIGNS, IF ANY, AND IRRESPECTIVE OF WHETHER ANY SUCH CLAIMS ARISE OUT OF CONTRACT, TORT, VIOLATION OF LAW OR REGULATIONS, OR OTHERWISE, AND ARISING FROM ANY “LOANS”, INCLUDING, WITHOUT LIMITATION, ANY

CONTRACTING FOR, CHARGING, TAKING, RESERVING, COLLECTING OR RECEIVING INTEREST IN EXCESS OF THE HIGHEST LAWFUL RATE APPLICABLE, THE EXERCISE OF ANY RIGHTS AND REMEDIES UNDER THE REVOLVING CREDIT AND SECURITY AGREEMENT, AS AMENDED BY THIS AMENDMENT, OR THE OTHER DOCUMENTS, AND NEGOTIATION FOR AND EXECUTION OF THIS AMENDMENT AND THIS CONSENT.

[REMAINDER OF PAGE INTENTIONALLY BLANK; SIGNATURE PAGES FOLLOW.]

IN WITNESS WHEREOF, each of the parties hereto has executed this Amendment as of the Effective Date.

BORROWERS:

FLOTEK INDUSTRIES, INC., a Delaware corporation

By:	/s/ John Chisholm
Name:	John Chisholm
Title:	CEO and President

FLOTEK CHEMISTRY, LLC an Oklahoma limited liability company

By:	/s/ John Chisholm
Name:	John Chisholm
Title:	CEO

CESI MANUFACTURING, LLC, an Oklahoma limited liability company

By:	/s/ John Chisholm
Name:	John Chisholm
Title:	CEO

MATERIAL TRANSLOGISTICS, INC., a Texas corporation

By:	/s/ John Chisholm
Name:	John Chisholm
Title:	CEO and President

TELEDRIFT COMPANY, a Delaware corporation

By:	/s/ John Chisholm
Name:	John Chisholm
Title:	CEO and President

TURBECO, INC., a Texas corporation

By:	/s/ John Chisholm
Name:	John Chisholm
Title:	CEO and President

USA PETROVALVE, INC., a Texas corporation

By:	/s/ John Chisholm
Name:	John Chisholm
Title:	CEO and President

FLORIDA CHEMICAL COMPANY, INC., a Delaware corporation

By:	/s/ John Chisholm
Name:	John Chisholm
Title:	CEO and President

SITELARK LLC, a Texas limited liability company

By:	/s/ John Chisholm
Name:	John Chisholm
Title:	CEO

FLOTEK ECUADOR MANAGEMENT LLC, a Texas limited liability company

By:	/s/ John Chisholm
Name:	John Chisholm
Title:	CEO and President

FLOTEK ECUADOR INVESTMENTS LLC, a Texas limited liability company

By:	/s/ John Chisholm
Name:	John Chisholm
Title:	CEO and President

FLOTEK EXPORT, INC., a Texas corporation

By:	/s/ John Chisholm
Name:	John Chisholm
Title:	CEO and President

FLOTEK HYDRALIFT, INC., a Texas corporation

By:	/s/ John Chisholm
Name:	John Chisholm
Title:	CEO and President

FRACMAX ANALYTICS, LLC, a Texas limited liability company

By:	/s/ John Chisholm
Name:	John Chisholm
Title:	CEO and President

FC PRO, LLC, a Delaware limited liability company

By:	/s/ John Chisholm
Name:	John Chisholm
Title:	CEO

ECLIPSE IOR SERVICES, LLC, a Texas limited liability company

By:	/s/ John Chisholm
Name:	John Chisholm
Title:	CEO

GUARANTORS:

FLOTEK PAYMASTER, INC.

By:	/s/ John Chisholm
Name:	John Chisholm
Title:	CEO and President

FLOTEK INTERNATIONAL, INC.

By:	/s/ John Chisholm
Name:	John Chisholm
Title:	CEO and President

AGENT:
PNC BANK, NATIONAL ASSOCIATION

By:	/s/ Anita Puligandla
Name:	Anita Puligandla
Title:	Vice President

PNC Bank, National Association 2100 Ross Avenue, Suite 1850
Dallas, Texas 75201
Attention:	Relationship Manager (Flotek)
Telephone:	(214) 871-1256
Facsimile:	(214) 871-2015

Revolving Commitment Percentage: 100%
Revolving Commitment Amount $75,000,000